                                                                   EXHIBIT 10.40

                                 FIRST AMENDMENT TO REVOLVING CREDIT AND TERM
                                 --------------------------------------------
LOAN AGREEMENT
--------------


     This First Amendment to Revolving Credit and Term Loan Agreement (the "Amendment") is made as of the 30th day of March, 2000 by and among

     MFIC Corporation (the "Borrower"), a Delaware corporation with its principal executive offices at 30 Ossipee Road, Newton, Massachusetts 02464; and

     National Bank of Canada, a Canadian chartered bank (the "Lender") with a place of business at One Federal Street, Boston, Massachusetts 02110;

in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

                                 W I T N E S S E T H:

     WHEREAS, the Borrower and the Lender entered into a certain Revolving Credit and Term Loan Agreement dated as of February 28, 2000 (the "Loan Agreement"); and

     WHEREAS, the Borrower and the Lender desire to modify and amend the Loan Agreement as provided herein.

     NOW, THEREFORE, it is hereby agreed as follows:

     1. Definitions. All capitalized terms used herein and not otherwise defined shall have the same meanings herein as in the Loan Agreement.

     2.  Amendments to Section 8.

         (1) Section 8.1 of the Loan Agreement (Consolidated Tangible Net Worth) is hereby amended by deleting the table therefrom and substituting the following table in its stead:


Fiscal 2000                          Fiscal 2001                        Fiscal 2002
------------------------------------------------------------------------------------------------------

Quarter End           $ Amount       Quarter End       $  Amount        Quarter End       $ Amount
------------------------------------------------------------------------------------------------------

3/31/00              2,400,000          3/31/01         2,950,000          3/31/02        3,500,000
------------------------------------------------------------------------------------------------------

6/30/00              2,500,000          6/30/01         3,050,000          6/30/02        3,600,000
------------------------------------------------------------------------------------------------------

9/30/00              2,600,000          9/30/01         3,150,000          9/30/02        3,700,000
------------------------------------------------------------------------------------------------------

12/31/00             2,850,000         12/31/01         3,400,000         12/31/02        3,950,000
------------------------------------------------------------------------------------------------------

         (2) Section 8.2 of the Loan Agreement (Liabilities to Worth (Leverage) Ratio) is hereby amended by deleting the table therefrom and substituting the following table in its stead:


Fiscal 2000                         Fiscal 2001                       Fiscal 2002
---------------------------------------------------------------------------------------------------

Quarter End            Ratio          Quarter           Ratio         Quarter End        Ratio
                                        End
---------------------------------------------------------------------------------------------------

3/31/00            2.25 : 1.0          3/31/01       2.00 : 1.0          3/31/02      1.75 : 1.0
---------------------------------------------------------------------------------------------------

6/30/00            2.25 : 1.0          6/30/01       2.00 : 1.0          6/30/02      1.75 : 1.0
---------------------------------------------------------------------------------------------------

9/30/00            2.25 : 1.0          9/30/01       2.00 : 1.0          9/30/02      1.75 : 1.0
---------------------------------------------------------------------------------------------------

12/31/00           2.00 : 1.0         12/31/01       1.75 : 1.0         12/31/02      1.50 : 1.0
---------------------------------------------------------------------------------------------------


         (3) Section 8.4 of the Loan Agreement (Minimum Debt Service) is hereby amended by deleting the table therefrom and substituting the following table in its stead:


Fiscal 2000                              Fiscal 2001                    Fiscal 2002
---------------------------------------------------------------------------------------------------

Quarter End               Ratio            Quarter           Ratio        Quarter         Ratio
                                             End                            End
---------------------------------------------------------------------------------------------------

                                           3/31/01       1.50 : 1.0       3/31/02     1.75 : 1.0
---------------------------------------------------------------------------------------------------

                                           6/30/01       1.50 : 1.0       6/30/02     1.75 : 1.0
---------------------------------------------------------------------------------------------------

                                           9/30/01       1.50 : 1.0       9/30/02     1.75 : 1.0
---------------------------------------------------------------------------------------------------

12/31/00               1.50 : 1.0          12/31/01        1.75: 1.0      12/31/02     2.00 : 1.0
---------------------------------------------------------------------------------------------------

     3. Conditions to Effectiveness. This Amendment shall not be effective until each of the following conditions precedent have been fulfilled to the satisfaction of the Lender:

         (1) This Amendment shall have been duly executed and delivered by the respective parties hereto and, shall be in full force and effect and shall be in form and substance satisfactory to the Lender.

         (2) All action on the part of the Borrower necessary for the valid execution, delivery and performance by the Borrower of this Amendment shall have been duly and effectively taken and evidence thereof satisfactory to the Lender shall have been provided to the Lender. The Lender shall have received from the Borrower true copies of the resolutions adopted by its board of directors authorizing the transactions described herein, certified by the Borrower's secretary to be true and complete.

         (3) The Borrower shall have paid an amendment fee to the Lender in the amount of Ten Thousand and 00/100 ($10,000.00) Dollars.

         (4) The Borrower shall have paid to the Lender all fees and expenses then due and owing pursuant to the Agreement, including, without limitation, the Lender's attorneys' fees and expenses.

         (5) No Default or Event of Default shall have occurred and be continuing.

         (6) The Borrower shall have provided such additional instruments and documents to the Lender as the Lender and the Lender's counsel may have reasonably requested.

     4. Ratification of Loan Documents. Except as provided herein, all terms and conditions of the Loan Agreement and the other Loan Documents remain in full force and effect. The Borrower hereby ratifies, confirms, and reaffirms all representations, warranties, and covenants contained therein and acknowledges and agrees that the Liabilities, are and continue to be secured by the Collateral. The Borrower further acknowledges and agrees that Borrower does not have any offsets, defenses, or counterclaims against the Lender thereunder, and to the extent that any such offsets, defenses, or counterclaims may exist, the Borrower hereby waives and releases the Lender therefrom.

      5. Miscellaneous.

         (1) This Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.

         (2) This Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

     IN WITNESS WHEREOF, the undersigned have hereunto executed this Amendment as a sealed instrument as of the date first above written.

                              MFIC CORPORATION

                              By: /s/ IRWIN J. GRUVERMAN
                                  -------------------------
                              Name: Irwin J. Gruverman
                              Title: CEO

                              NATIONAL BANK OF CANADA,
                              a Canadian Chartered Bank

                              By: /s/ A. KEITH BROYLES
                                  -------------------------
                              Name: A. Keith Broyles
                              Title: Vice President

                              By: /s/ LEONARD J. PELLECCHIA
                                  -------------------------
                              Name: Leonard J. Pellecchia
                              Title: Vice President